UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

QS LEGG MASON

DYNAMIC MULTI-STRATEGY VIT PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objectives

The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

II	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

Turning to the global economy, in its January 2019 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “The global expansion has weakened. Global growth for 2018 is estimated at 3.7 percent, as in the October 2018 World Economic Outlook forecast, despite weaker performance in some economies, notably Europe and Asia…. Risks to global growth tilt to the downside. An escalation of trade tensions beyond those already incorporated in the forecast remains a key source of risk to the outlook.” From a regional perspective, the IMF projects 2019 growth in the Eurozone will be 1.6%, versus 1.8% in 2018. Japan’s economy is expected to expand 1.1% in 2019, compared to 0.9% in 2018. Elsewhere, the IMF projects that overall growth in emerging market countries will decelerate to 4.5% in 2019, versus 4.6% in 2018.

The Federal Reserve Board (the “Fed”)iii continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiv at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ....”

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	III

Investment commentary (cont’d)

December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In December 2018, the ECB ended its bond buying program, and again affirmed that it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective. The Portfolio is a fund of funds —it invests primarily in other funds (“underlying funds”). These underlying funds are open-end funds and exchange-traded funds (“ETFs”) managed by Legg Mason or its affiliates, or ETFs that are based on an index and managed by unaffiliated investment advisers. The underlying funds have a variety of investment styles and focuses. The underlying equity funds include large, mid and small cap funds, growth and value-oriented funds, international funds and ETFs that are based on equity indexes. The underlying long-term fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk” bonds) and ETFs that are based on fixed income indexes.

The Portfolio seeks to achieve its objectives by investing in a broad range of asset classes and investment styles, combined with multiple layers of risk management strategies. QS Investors, LLC (“QS Investors”), one of the Portfolio’s subadvisers, is responsible for implementation of the Portfolio’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”), the Portfolio’s other subadviser, is responsible for the Portfolio’s Event Risk Management strategy described below and manages the portion of the Portfolio’s cash and short-term instruments allocated to it.

The Portfolio’s target allocation for long-term investments (the “Target Allocation”) is 70% in equity funds and 30% in fixed income funds that are not money market funds (“long-term fixed income funds”). While changes to the Target Allocation are not expected to be frequent or substantial, the Portfolio’s Target Allocation may range from 60% of its net assets in equity funds and 40% of its net assets in long-term fixed income funds to 75% of its net assets in equity funds and 25% of its net assets in long-term fixed income funds as, in QS Investors’ opinion, market conditions warrant. In addition to these long-term investments, the Portfolio may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as part of its risk management strategies.

A combination of risk management strategies will be implemented that will attempt to reduce downside volatility within the Portfolio. These strategies include Dynamic Risk Management and Event Risk Management. Dynamic Risk Management attempts to limit losses by allocating Portfolio assets away from equity and long-term fixed-income funds. The Dynamic Risk Management strategy allocates a portion of the Portfolio’s assets into short-term defensive instruments that are expected to decline in value less than riskier assets in the event of market declines and into index options and index futures contracts that are expected to increase in value in the event of market declines. A small portion of the Portfolio’s assets will be invested in the Event Risk

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	1

Portfolio overview (cont’d)

Management strategy. Event Risk Management invests in options and futures that are expected to increase in value in the event of declines in the broad equity and bond markets during a short period of time. Through both strategies, the Portfolio gives up some of the potential for high total return that could be achieved if the Portfolio were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the Portfolio’s net asset value (“NAV”)i under negative market conditions.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. After a robust decade of global equity performance, 2018 was a sharp reversal. The twelve-month reporting period ended December 31, 2018, with all major equity indices — global, U.S., international — developed and emerging markets — substantially lower. The year began strong, with global equities as measured by the MSCI All Country World Index (“MSCI ACWI”)ii up 4.14% in January 2018. However, February and March 2018 presented a radically different market environment, accompanied by a sharp and quick increase in volatility. The VIX Index (“VIX”)iii ended the first quarter of 2018 at 19.97%, a vast difference from 2017 where it averaged 11.04% on a month-end basis reflecting one of the least volatile equity markets in history. This increase in volatility was driven in part by U.S. inflation beating consensus estimates and leading to concern that the Federal Reserve Board (the “Fed”)iv would accelerate their rate tightening schedule.

Equity market performance in the second quarter of 2018 was divided across geographic lines — developed markets performed well, while emerging markets struggled. Geopolitical events dominated headlines, with the yield for the U.S. ten-year Treasury breaching 3%, the U.S. pulling out of the Iran nuclear accord, and political instability in Spain and Italy.

Global equity growth resumed in the third quarter of 2018, with the MSCI ACWI gaining 4.79%, driven by U.S. equities which surged 7.71% in that quarter, as measured by the S&P 500 Indexv. U.S. equity performance was driven by strong consumer spending, consumer sentiment and employment data coupled with moderate inflation. Emerging market equities continued to struggle and returns were roughly flat for the third quarter, an improvement over the second quarter loss. Global stock and bond performance reflected the market preference to remain “risk on”, in spite of the concern around the longevity of the U.S. market’s bull run. This sentiment was amplified in the performance of gold, which declined 5% in the third quarter.

Markets took a sharp turn in the fourth quarter of 2018, where global equities saw their worst quarterly performance since the global financial crisis ten years earlier. U.S. small caps took the brunt of the decline, with the Russell 2000 Indexvi dropping 20.20%, while emerging markets had the strongest performance amongst the major equity regions. The VIX ended the reporting period at 25.42%, the highest month-end level since August 2015, as volatility was elevated with the U.S. government entering a partial shutdown over the last nine days of the year.

2	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

Throughout the reporting period, trade war chatter disrupted markets and led to mini market sell-offs. This was kicked off on March 1, 2018 with President Donald Trump announcing tariffs on steel and aluminum imports and then accelerated in June, when President Trump imposed further tariffs on China in the form of a 25% tax on a range of imported goods. The escalation of the trade war continued into September of 2018, when President Trump announced a new round of tariffs on $200 billion of Chinese goods.

U.S. Treasury rates were highly volatile throughout the reporting period, as the Fed provided mixed signals on their policy rate going forward. The yield for the U.S. ten-year Treasury dropped thirty basis pointvii during December 2018, as the Fed’s dot plot suggested two rate hikes in 2019, versus the expectations of three in the prior quarter.

Despite lackluster performance, global bonds as measured by the Bloomberg Barclays Global Aggregate Indexviii still outperformed global equities, returning -1.19% for the reporting period. U.S. bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Indexix returned 0.01%.

Crude oil had a highly volatile year, reaching a high of $77 at the beginning of October 2018. However, the fourth quarter brought major market concerns around oversupply, and prices declined 38.0% during the reporting period.

Q. How did we respond to these changing market conditions?

A. The Portfolio uses two risk management strategies to attempt to limit losses when markets fall. One strategy, Dynamic Risk Management, involves systematically reducing exposure to risk assets in response to declines in the Portfolio’s NAV and then increasing the allocation to equity funds and long-term fixed-income funds in accordance with the Portfolio’s Target Allocation as the NAV rises. The other strategy involves the continuous use of index options and/or futures contracts that are expected to increase in value in the event of market declines. During the reporting period, this strategy involved the use of put options on the S&P 500 as well as the S&P 500 futures.

Due to deteriorating asset prices in the fourth quarter of the reporting period, in December of 2018 the Portfolio began to lower its exposure to risk assets.

Performance review

For the twelve months ended December 31, 2018, Class I shares of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio1 returned -7.05%. The Portfolio’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index and the Russell 3000 Indexx, and the Composite Indexxi, returned 0.01%, -5.24% and -4.96%, respectively, for the same period. The Lipper Variable Mixed-Asset Target Allocation Growth Funds

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	3

Portfolio overview (cont’d)

Category Average1 returned -6.64% over the same time frame.

Performance Snapshot as of December 31, 2018 (unaudited)
	6 months	12 months
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio[2]:
Class I	-5.95%	-7.05%
Class II	-6.01%	-7.25%
Bloomberg Barclays U.S. Aggregate Index	1.65%	0.01%
Russell 3000 Index	-8.20%	-5.24%
Composite Index	-6.32%	-4.96%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[1]	-6.85%	-6.64%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2018, the gross total annual fund operating expense ratios for Class I and Class II shares were 1.09% and 1.34%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.05% for Class I shares and 1.30% for Class II shares. Acquired fund fees and expenses are subject to these arrangements. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of brokerage commissions on purchases and sales of ETFs. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 250 funds for the six-month period and among the 247 funds for the twelve-month period in the Portfolio’s Lipper category.

[2]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

4	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Taking into account the underlying funds’ returns and their weightings within the Portfolio, the leading contributors to absolute performance during the reporting period were in the U.S. fixed income space, as well as the Vanguard Total International Bond ETF, within the International Bond Fund allocation. An underweight to U.S. small capitalization stocks was also a strong contributor to results.

In relative terms (i.e., relative to each underlying fund’s specific benchmark), the leading contributors to performance were the Legg Mason Low Volatility High Dividend ETF and ClearBridge Appreciation Fund.

Q. What were the leading detractors from performance?

A. The leading detractors from absolute performance during the reporting period were all in the equities asset class, led by U.S. large capitalization equities.

In relative terms (i.e., relative to each underlying fund’s specific benchmark), the leading detractors from performance were BrandywineGLOBAL — Global Opportunities Bond Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, ClearBridge Aggressive Growth Fund and QS U.S. Large Cap Equity Fund.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were no significant changes to the portfolio during the reporting period.

Thank you for your investment in QS Legg Mason Dynamic Multi-Strategy VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Adam J. Petryk, CFA

Portfolio Manager

QS Investors, LLC

Thomas Picciochi, CAIA

Portfolio Manager

QS Investors, LLC

Ellen Tesler

Portfolio Manager

QS Investors, LLC

January 24, 2019

RISKS: Equity securities are subject to price and market fluctuations. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities are subject to interest rate, credit,

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	5

Portfolio overview (cont’d)

inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. There are additional risks and other expenses associated with investing in other mutual funds and exchange-traded funds (“ETFs”), rather than directly in portfolio securities. In addition to the Portfolio’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. The Portfolio will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The Portfolio will also indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF, in addition to the management fees and other expenses paid by the Portfolio. Also, the portfolio managers may invest in underlying funds that have a limited performance history. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Certain of the underlying funds may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The model used to manage the Portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

The MSCI All Country World Index (“MSCI ACWI”) a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices

iii	The Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX”) is a measure of market expectations of near-term volatility as conveyed by S&P 500 stock index option prices.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

vii	A basis point is one-hundredth (1/100 or 0.01) of one percent.

viii	The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xi

The Composite Index reflects the blended rate of return of the following underlying indices: 50% Russell 1000 Index, 10% Russell 2000 Index, 10% MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”), 15% Bloomberg Barclays Global Aggregate ex-USD Index and 15% Bloomberg Barclays U.S. Aggregate Index. Effective March 29, 2019, the 15% Bloomberg Barclays Global Aggregate ex-USD Index component of the Portfolio’s composite benchmark will be replaced by 15% Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged).

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The MSCI ACWI Ex-U.S. is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies, and includes both developed and emerging markets. The Bloomberg Barclays Global Aggregate ex-USD Index tracks an international basket of government, corporate, agency and mortgage-related bonds.

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Portfolio at a glance (unaudited)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Breakdown†‡ (%) as of — December 31, 2018

As a Percentage of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
15.5 Legg Mason ETF Investment Trust — Legg Mason Low Volatility High Dividend ETF	Utilities Consumer Staple Real Estate Consumer Discretionary Communication Services
13.3 Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds U.S. Government & Agency Obligations Corporate Bonds & Notes Collateralized Mortgage Obligations
13.2 Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Health Care Industrials
13.2 Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	Mortgage-Backed Securities Investment Grade Corporate Bonds U.S. Government & Agency Obligations Emerging Markets Asset-Backed Securities
9.2 Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	Financials Health Care Information Technology Energy Industrials
5.9 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Health Care Financials Communication Services Industrials
5.8 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials
4.7 Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	Financials Industrials Consumer Discretionary Health Care Consumer Staples

†	Subject to change at any time.

‡	Does not include derivatives, such as futures contracts.

8	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Breakdown†‡ (%) as of — December 31, 2018

% of Total Long-Term Investments	Top 5 Sectors
3.1 The Royce Fund — Royce Small/Mid-Cap Premier Fund, Investment Class Shares	Industrials Consumer Discretionary Materials Information Technology Financials
2.9 Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	Financials Information Technology Health Care Industrials Consumer Discretionary
2.6 Legg Mason ETF Investment Trust — Legg Mason International Low Volatility High Dividend ETF	Financials Communication Services Utilities Consumer Discretionary Health Care
1.8 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Materials Industrials Health Care Consumer Discretionary
1.4 iShares Trust — iShares Russell 1000 Growth ETF	Information Technology Consumer Discretionary Health Care Communication Services Industrials
1.4 iShares Trust — iShares Russell 1000 Value ETF	Financials Health Care Information Technology Energy Consumer Staples
1.1 Vanguard Index Funds — Vanguard Total International Bond ETF	Japan France Germany Italy United Kingdom
1.1 iShares Trust — iShares Core U.S. Aggregate Bond ETF	Federal National Mortgage Association Government National Mortgage Association II Federal Home Loan Mortgage Corporation Gold Federal Home Loan Mortgage Corporation United States Treasury
0.6 Legg Mason Global Asset Management Trust — ClearBridge Small Cap Fund, Class IS Shares	Financials Industrials Information Technology Consumer Discretionary Health Care
0.6 iShares Trust — iShares MSCI EAFE ETF	Financials Industrials Consumer Discretionary Consumer Staples Health Care
0.5 iShares Trust — iShares Russell 2000 ETF	Financials Health Care Industrials Information Technology Consumer Discretionary
2.1 Purchased Options

†	Subject to change at any time.
‡	Does not include derivatives, such as futures contracts.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	9

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class I	-5.95%	$1,000.00	$940.50	0.46%	$2.25	Class I	5.00%	$1,000.00	$1,022.89	0.46%	$2.35
Class II	-6.01	1,000.00	939.90	0.71	3.47	Class II	5.00	1,000.00	1,021.63	0.71	3.62

10	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

[1]	For the six months ended December 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	These expense ratios do not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	11

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/18	-7.05%	-7.25%
Five Years Ended 12/31/18	1.35	1.11
Inception* through 12/31/18	4.84	4.59

Cumulative total returns[1]
Class I (Inception date of 11/30/11 through 12/31/18)	39.79%
Class II (Inception date of 11/30/11 through 12/31/18)	37.46

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are November 30, 2011.

12	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class I and Class II Shares of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio vs. Benchmark Indices† —November 2011 - December 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I and Class II shares of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio on November 30, 2011 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index, Russell 3000 Index and Composite Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. These indices are unmanaged. The Composite Index reflects the blended rate of return of the following underlying indices: 50% Russell 1000 Index, 10% Russell 2000 Index, 10% MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”), 15% Bloomberg Barclays Global Aggregate ex-USD Index and 15% Bloomberg Barclays U.S. Aggregate Index. The MSCI ACWI Ex-U.S. is a market capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies, and includes both developed and emerging markets. The indices are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	13

Schedule of investments

December 31, 2018

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Description			Shares	Value
Investments in Underlying Funds — 93.9%
iShares Trust:
iShares Core U.S. Aggregate Bond ETF			122,196	$13,012,652
iShares MSCI EAFE ETF			114,241	6,715,086
iShares Russell 1000 Growth ETF			130,627	17,100,380
iShares Russell 1000 Value ETF			150,735	16,739,122
iShares Russell 2000 ETF			49,692	6,653,759
Legg Mason ETF Investment Trust:
Legg Mason International Low Volatility High Dividend ETF			1,303,096	31,450,743	(a)
Legg Mason Low Volatility High Dividend ETF			6,600,002	188,826,057	(a)
Legg Mason Global Asset Management Trust:
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares			6,477,082	111,276,269	(a)
BrandywineGLOBAL — Global Opportunities Bond Fund, Class IS Shares			16,358,718	161,951,313	(a)
ClearBridge Small Cap Fund, Class IS Shares			149,908	7,709,785	(a)
QS International Equity Fund, Class IS Shares			4,086,274	57,371,288	(a)
QS U.S. Small Capitalization Equity Fund, Class IS Shares			3,416,708	35,055,420	(a)
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares			387,403	70,038,497	(a)
ClearBridge Appreciation Fund, Class IS Shares			3,325,842	71,904,701	(a)
ClearBridge International Value Fund, Class IS Shares			2,435,095	22,061,963	(a)
QS U.S. Large Cap Equity Fund, Class IS Shares			10,423,974	160,216,476	(a)
The Royce Fund — Royce Small/Mid-Cap Premier Fund, Investment Class Shares			3,534,085	37,991,415	(a)
Vanguard Index Funds — Vanguard Total International Bond ETF			248,507	13,481,505
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares			13,078,161	159,945,911	(a)
Total Investments in Underlying Funds (Cost — $1,175,864,918)				1,189,502,342

	Expiration Date	Contracts	Notional Amount
Purchased Options — 2.0%
Exchange-Traded Purchased Options — 2.0%
S&P 500 Index, Put @ $2,100.00	12/20/19	41	10,278,085	280,440
S&P 500 Index, Put @ $2,150.00	12/20/19	33	8,272,605	255,420
S&P 500 Index, Put @ $2,200.00	12/20/19	75	18,801,375	654,750

See Notes to Financial Statements.

14	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Description	Expiration Date	Contracts	Notional Amount	Value
Exchange-Traded Purchased Options — continued
S&P 500 Index, Put @ $2,250.00	12/20/19	206	51,641,110	$2,145,490
S&P 500 Index, Put @ $2,300.00	12/20/19	120	30,082,200	1,394,400
S&P 500 Index, Put @ $2,325.00	12/20/19	40	10,027,400	477,200
S&P 500 Index, Put @ $2,350.00	12/20/19	431	108,045,235	5,462,925
S&P 500 Index, Put @ $2,375.00	12/20/19	35	8,773,975	470,225
S&P 500 Index, Put @ $2,400.00	12/20/19	398	99,772,630	5,776,174
S&P 500 Index, Put @ $2,450.00	12/20/19	68	17,046,580	1,115,200
S&P 500 Index, Put @ $2,500.00	12/20/19	207	51,891,795	3,684,600
S&P 500 Index, Put @ $2,550.00	12/20/19	184	46,126,040	3,665,280
Total Purchased Options (Cost — $13,172,081)				25,382,104
Total Investments before Short-Term Investments (Cost — $1,189,036,999)				1,214,884,446

	Rate		Shares
Short-Term Investments — 3.8%
Invesco Government & Agency Portfolio, Institutional Class	2.476%		48,555,675	48,555,675
Dreyfus Government Cash Management, Institutional Shares	2.471%		2,540	2,540
Total Short-Term Investments (Cost — $48,558,215)				48,558,215
Total Investments — 99.7% (Cost — $1,237,595,214)				1,263,442,661
Other Assets in Excess of Liabilities — 0.3%				4,291,586
Total Net Assets — 100.0%				$1,267,734,247

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/mutualfunds.

At December 31, 2018, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
E-mini 500 Index	1,991	3/19	$243,013,040	$249,392,660	$(6,379,620)

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	15

Statement of assets and liabilities

December 31, 2018

Assets:
Investments in affiliated Underlying Funds, at cost	$1,106,019,838
Investments in unaffiliated Underlying Funds and investments, at cost	131,575,376
Investments in affiliated Underlying Funds, at value	1,115,799,838
Investments in affiliated Underlying Funds and investments, at value	147,642,823
Deposits with brokers for open futures contracts and exchange-traded options	12,437,977
Receivable for investments in affiliated Underlying Funds	2,539,374
Receivable for investments in unaffiliated Underlying Funds and Investments	674,494
Distributions receivable from affiliated Underlying Funds	448,664
Receivable for Portfolio shares sold	139,155
Interest receivable	27,742
Distributions receivable from unaffiliated underlying Funds	3,329
Prepaid expenses	11,441
Total Assets	1,279,724,837

Liabilities:
Due to custodian	9,864,621
Payable for Portfolio shares repurchased	1,074,677
Investment management fee payable	498,895
Payable for investments in affiliated Underlying Funds	462,366
Trustees’ fees payable	15,084
Service and/or distribution fees payable	8,900
Accrued expenses	66,047
Total Liabilities	11,990,590
Total Net Assets	$1,267,734,247

Net Assets:
Par value (Note 7)	$1,051
Paid-in capital in excess of par value	1,277,380,798
Total distributable earnings (loss)	(9,647,602)
Total Net Assets	$1,267,734,247

Net Assets:
Class I	$1,226,936,781
Class II	$40,797,466

Shares Outstanding:
Class I	101,757,758
Class II	3,391,088

Net Asset Value:
Class I	$12.06
Class II	$12.03

See Notes to Financial Statements.

16	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Income distributions from affiliated Underlying Funds	$30,554,875
Income distributions from unaffiliated Underlying Funds and investment	1,823,590
Interest	68,632
Total Investment Income	32,447,097

Expenses:
Investment management fee (Note 2)	6,445,133
Service and/or distribution fees (Notes 2 and 5)	113,965
Trustees’ fees	95,490
Fund accounting fees	95,263
Shareholder reports	50,305
Audit and tax fees	48,365
Legal fees	37,790
Insurance	20,143
Custody fees	12,775
Transfer agent fees (Note 5)	984
Miscellaneous expenses	9,181
Total Expenses	6,929,394
Net Investment Income	25,517,703

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments, Capital Gain Distribution From Affiliated Underlying Funds and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	10,683,006
Sale of unaffiliated Underlying Funds and Investments	(13,073,299)
Capital gain distributions from affiliated Underlying Funds	58,333,196
Net Realized Gain	55,942,903
Change in Net Unrealized Appreciation (Depreciation) From:
Affiliated Underlying Funds	(184,030,344)
Unaffiliated Underlying Funds and investments	12,295,588
Futures contracts	(6,379,620)
Change in Net Unrealized Appreciation (Depreciation)	(178,114,376)
Net Loss on Underlying Funds, Investments, Capital Gain Distribution From Affiliated Underlying Funds and Futures Contracts	(122,171,473)
Decrease in Net Assets From Operations	$(96,653,770)

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	17

Statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income	$25,517,703	$19,213,065
Net realized gain	55,942,903	70,012,119
Change in net unrealized appreciation (depreciation)	(178,114,376)	108,365,947
Increase (Decrease) in Net Assets From Operations	(96,653,770)	197,591,131

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(24,800,116)	(21,830,156)
Decrease in Net Assets From Distributions to Shareholders	(24,800,116)	(21,830,156)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	66,807,804	92,726,432
Reinvestment of distributions	24,800,116	21,830,156
Cost of shares repurchased	(211,973,734)	(273,476,527)
Decrease in Net Assets From Portfolio Share Transactions	(120,365,814)	(158,919,939)
Increase (Decrease) in Net Assets	(241,819,700)	16,841,036

Net Assets:
Beginning of year	1,509,553,947	1,492,712,911
End of year(b)	$1,267,734,247	$1,509,553,947

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 10. For the year ended December 31, 2017, distributions from net investment income were $21,830,156.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 10. For the year ended December 31, 2017, end of year net assets included undistributed net investment income of $2,562,192.

See Notes to Financial Statements.

18	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.22	$11.76	$12.15	$13.10	$12.61

Income (loss) from operations:
Net investment income	0.24	0.16	0.10	0.14	0.18
Net realized and unrealized gain (loss)	(1.16)	1.49	(0.13)	(0.82)	0.66
Total income (loss) from operations	(0.92)	1.65	(0.03)	(0.68)	0.84

Less distributions from:
Net investment income	(0.24)	(0.19)	(0.14)	(0.13)	(0.20)
Net realized gains	—	—	(0.22)	(0.14)	(0.15)
Total distributions	(0.24)	(0.19)	(0.36)	(0.27)	(0.35)

Net asset value, end of year	$12.06	$13.22	$11.76	$12.15	$13.10
Total return[2]	(7.05)%	14.07%	(0.20)%	(5.26)%	6.69%

Net assets, end of year (millions)	$1,227	$1,462	$1,443	$1,751	$1,482

Ratios to average net assets:
Gross expenses[3]	0.48%	0.48%	0.48%	0.48%	0.49%
Net expenses[3,4]	0.48	0.44 [5]	0.42 [5]	0.41 [5]	0.39 [5]
Net investment income	1.79	1.29	0.84	1.10	1.42

Portfolio turnover rate	6%	25%[6]	30%[6]	115%[6]	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would be reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	These expense ratios do not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

As a result of an expense limitation arrangement, effective September 1, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to September 1, 2015, the expense limitation was 1.10%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.19	$11.73	$12.12	$13.06	$12.58

Income (loss) from operations:
Net investment income	0.20	0.13	0.07	0.11	0.14
Net realized and unrealized gain (loss)	(1.15)	1.49	(0.13)	(0.81)	0.66
Total income (loss) from operations	(0.95)	1.62	(0.06)	(0.70)	0.80

Less distributions from:
Net investment income	(0.21)	(0.16)	(0.11)	(0.10)	(0.17)
Net realized gains	—	—	(0.22)	(0.14)	(0.15)
Total distributions	(0.21)	(0.16)	(0.33)	(0.24)	(0.32)

Net asset value, end of year	$12.03	$13.19	$11.73	$12.12	$13.06
Total return[2]	(7.25)%	13.82%	(0.47)%	(5.44)%	6.37%

Net assets, end of year (000s)	$40,797	$47,353	$49,894	$60,145	$57,449

Ratios to average net assets:
Gross expenses[3]	0.73%	0.73%	0.73%	0.73%	0.76%
Net expenses[3,4]	0.73	0.69 [5]	0.67 [5]	0.66 [5]	0.64 [5]
Net investment income	1.55	1.01	0.63	0.84	1.07

Portfolio turnover rate	6%	25%[6]	30%[6]	115%[6]	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would be reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	These expense ratios do not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

As a result of an expense limitation arrangement, effective September 1, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class II shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to September 1, 2015, the expense limitation was 1.35%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

20	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio invests in mutual funds and exchange-traded funds (“ETFs”) that are affiliated with Legg Mason, Inc. (“Legg Mason”) or ETFs that are based on an index and managed by unaffiliated investment advisers (“Underlying Funds”). The financial statements and financial highlights for the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	21

Notes to financial statements (cont’d)

after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

22	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in underlying funds	$1,189,502,342	—	—	$1,189,502,342
Purchased options	18,716,334	$6,665,770	—	25,382,104
Total long-term investments	1,208,218,676	6,665,770	—	1,214,884,446
Short-term investments†	48,558,215	—	—	48,558,215
Total investments	$1,256,776,891	$6,665,770	—	$1,263,442,661

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$6,379,620	—	—	$6,379,620

†	See Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	23

Notes to financial statements (cont’d)

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Fund of funds risk. Your cost of investing in the Portfolio, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investments from such Underlying Fund at a time that is unfavorable to the Portfolio. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered coun-terparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the

24	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2018, the Portfolio did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The character of certain distributions received from the Underlying Funds may represent a return of capital. The Portfolio determines the components of these distributions subsequent to the ex-dividend date, based on the actual tax character reported by the Underlying Funds. These distributions are recorded by adjusting the cost basis of the related Underlying Fund. The cost of investments sold is determined by use of the specific identification method.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	25

Notes to financial statements (cont’d)

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Portfolio had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. QS Investors, LLC (“QS Investors”), the subadviser to the Portfolio, is responsible for the implementation of the Portfolio’s overall asset allocation and the Dynamic Risk Management strategy. Western Asset Management Company, LLC (formerly West Asset Management Company) (“Western Asset”), the Portfolio’s other subadviser, is responsible for the Portfolio’s Event Risk Management Strategy and manages the portion of the Portfolio’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason.

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Portfolio’s average daily net assets.

26	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the cash and short-term instruments allocated to Western Asset.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I and Class II shares did not exceed 1.05% and 1.30%, respectively. Acquired fund fess and expenses are subject to these arrangements. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$77,887,400
Sales	209,061,699

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,262,943,445	$34,358,465	$(33,859,249)	$499,216
Futures contracts	—	—	(6,379,620)	(6,379,620)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2018.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$25,382,104

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	27

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Equity Risk
Futures contracts[3]	$6,379,620

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated Underlying Funds and Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(13,873,866)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$17,951,162
Futures contracts	(6,379,620)
Total	$11,571,542

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2018, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$11,377,968
Futures contracts (to sell)	19,184,051

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

28	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

For the year ended December 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$1,026
Class II	$113,965	(42)
Total	$113,965	$984

6. Distributions to shareholders by class

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Investment Income:
Class I	$24,109,662	$21,258,330
Class II	690,454	571,826
Total	$24,800,116	$21,830,156

7. Shares of beneficial interest

At December 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	4,960,784	$65,417,795	7,324,784	$91,483,760
Shares issued on reinvestment	1,985,884	24,109,662	1,608,797	21,258,330
Shares repurchased	(15,806,891)	(207,227,708)	(21,038,646)	(263,432,809)
Net decrease	(8,860,223)	$(117,700,251)	(12,105,065)	$(150,690,719)

Class II
Shares sold	105,587	$1,390,009	99,590	$1,242,672
Shares issued on reinvestment	56,900	690,454	43,396	571,826
Shares repurchased	(362,723)	(4,746,026)	(806,150)	(10,043,718)
Net decrease	(200,236)	$(2,665,563)	(663,164)	$(8,229,220)

8. Transactions with affiliated Underlying Funds

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason through subadvisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds held by the Portfolio. Based on the Portfolio’s relative ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the year ended

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	29

Notes to financial statements (cont’d)

December 31, 2018. The following transactions were effected in shares of such Underlying Funds for the year ended December 31, 2018.

Underlying Funds	Affiliate Value at December 31, 2017	Purchased		Sold
		Cost	Shares	Cost	Shares
Legg Mason ETF Investment Trust — Legg Mason International Low Volatility High Dividend ETF	$36,721,245	—	—	—	—
Legg Mason ETF Investment Trust — Legg Mason Low Volatility High Dividend ETF	226,054,493	—	—	$16,919,934	569,503
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	141,341,627	$11,711,710	630,340	18,153,896	932,233
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Global Opportunities Bond Fund, Class IS Shares	201,458,915	6,970,252	680,137	30,811,506	2,957,766
Legg Mason Global Asset Management Trust — ClearBridge Small Cap Fund, Class IS Shares	9,807,778	595,100	10,458	1,352,881	22,341
Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	75,957,205	1,678,965	116,191	6,979,301	469,263
Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	47,573,485	3,680,822	359,105	6,114,185	455,948
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	89,232,722	10,435,349	52,857	11,429,650	59,296
Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	96,398,270	5,350,845	232,040	22,091,921	1,008,252
Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	30,377,172	436,611	46,696	1,807,060	172,914
Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	202,348,405	23,718,055	1,524,218	25,506,050	1,519,832
The Royce Fund — Royce Small/Mid-Cap Premier Fund, Investment Class Shares	48,184,107	7,460,846	678,258	3,384,494	221,064
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	206,971,943	5,848,845	476,292	45,933,707	3,720,839
	$1,412,427,367	$77,887,400		$190,484,585

30	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

Underlying Funds (cont’d)	Realized Gain (Loss) from Sale of Affiliated Underlying Funds	Income Distributions from Affiliated Underlying Funds	Return of Capital from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2018
Legg Mason ETF Investment Trust — Legg Mason International Low Volatility High Dividend ETF	—	$1,868,996	—	$1,485,608	$(5,270,502)	$31,450,743
Legg Mason ETF Investment Trust — Legg Mason Low Volatility High Dividend ETF	$407,659	7,661,016	—	—	(20,308,502)	188,826,057
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	1,111,103	2,204,029	—	9,507,682	(23,623,172)	111,276,269
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Global Opportunities Bond Fund, Class IS Shares	(766,507)	6,796,468	—	173,783	(15,666,348)	161,951,313
Legg Mason Global Asset Management Trust — ClearBridge Small Cap Fund, Class IS Shares	62,119	—	—	595,101	(1,340,213)	7,709,785
Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	665,699	1,678,965	—	—	(13,285,581)	57,371,288
Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	295,815	189,773	—	3,491,049	(10,084,702)	35,055,420
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	2,790,351	450,852	—	9,984,497	(18,199,925)	70,038,497
Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	1,178,079	1,174,248	—	4,176,597	(7,752,493)	71,904,701
Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	267,940	436,611	—	—	(6,944,759)	22,061,963
Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	5,243,949	2,226,608	—	21,491,446	(40,343,933)	160,216,476

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	31

Notes to financial statements (cont’d)

Underlying Funds (cont’d)	Realized Gain (Loss) from Sale of Affiliated Underlying Funds	Income Distributions from Affiliated Underlying Funds	Return of Capital from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2018
The Royce Fund— Royce Small/Mid-Cap Premier Fund, Investment Class Shares	$70,508	$33,413	—	$7,427,433	$(14,269,045)	$37,991,415
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	(643,709)	5,833,896	—	—	(6,941,169)	159,945,911
	$10,683,006	$30,554,875	—	$58,333,196	$(184,030,344)	$1,115,799,838

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$24,800,116	$21,830,156

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$6,560,468
Deferred capital losses*	(4,478,593)
Other book/tax temporary differences(a)	(5,849,073)
Unrealized appreciation (depreciation)(b)	(5,880,404)
Total accumulated earnings (losses) — net	$(9,647,602)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

32	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

11. Subsequent event

On February 6, 2019, the Portfolio announced that effective March 29, 2019, the 15% Bloomberg Barclays Global Aggregate ex-USD Index component of the Portfolio’s composite benchmark will be replaced by 15% Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged). The Portfolio will continue to compare its performance against its primary benchmarks, the Bloomberg Barclays U.S. Aggregate Index and Russell 3000 Index.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report	33

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (one of the funds constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 15, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

34	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2018 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with QS, the “Sub-Advisers”) provides day-to-day management of the Fund’s assets allocated to the Fund’s Event Risk Management strategy and of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds (i.e., funds that maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents) underlying variable insurance products (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-and five-year periods ended June 30, 2018. The Fund performed below the median performance of the

36	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

funds in the Performance Universe for each period. The Board reviewed performance information provided by the Manager for periods ended September 30, 2018, which showed that the Fund’s performance was below the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2018 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during the periods under review. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee rate (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, the Board also reviewed and considered the actual management fee rate (the “Actual Management Fee”) paid by the Fund over the Fund’s last fiscal year which included reductions for fee waiver and/or expense reimbursement arrangements that were in effect for the Fund, which partially reduced the management fee paid to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management reviewed with the Board the scope of services provided to the Fund by the Manager, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of managed volatility affiliated funds of funds underlying variable insurance products consisting of one mixed-asset target allocation growth fund and six mixed-asset target allocation moderate funds (i.e., funds that maintain a mix of between

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents) selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all managed volatility affiliated mixed-asset target allocation growth funds of funds and mixed-asset target allocation moderate funds of funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was higher than the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group (before and after including underlying fund expenses) and the funds in the Expense Universe (including underlying fund expenses). The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements. In

38	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

addition, the Board determined that the fees charged by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, with respect to the Fund were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services such as 529 College Savings Plans and retail managed accounts.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

40	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Independent Trustees† cont’d

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	137
Other board memberships held by Trustee during past five years	None

42	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason

(since 2006); Managing Director and General Counsel—

U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg

Mason & Co. predecessors (since 1994); Secretary and Chief

Legal Officer of certain mutual funds associated with Legg

Mason & Co. or its affiliates (since 2006) and Legg Mason & Co.

predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

44	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Additional Officers cont’d

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record date:	6/20/2018	12/26/2018
Payable date:	6/21/2018	12/27/2018
Dividends qualifying for the dividends
received deduction for corporations*	53.99%	49.16%
Foreign source income*	18.72%	12.88%
Foreign taxes paid per share	$0.000348	$0.003076

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Portfolio on income received by the Portfolio from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

46	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

QS Legg Mason

Dynamic Multi-Strategy VIT Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

QS Investors, LLC

Western Asset Management Company, LLC†

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

†	Prior to May 2, 2018, known as Western Asset Management Company
*	Effective June 11, 2018, BNY became custodian

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and cred-itworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014333 2/19 SR19-3545

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $298,780 in December 31, 2017 and $537,805 in December 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $46,420 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2017 and $33,000 in December 31, 2018

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $160,000 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 22, 2019